REGULATORY MATTERS	12 Months Ended
Dec. 31, 2015
Regulatory Capital Requirements Under Banking Regulations [Abstract]
REGULATORY MATTERS

NOTE 18 – REGULATORY CAPITAL

     The Company and the Bank are each required to comply with applicable capital adequacy standards established by the Federal Reserve Board. The current risk-based capital standards applicable to the Company and the Bank, parts of which are currently in the process of being phased-in, are based on the December 2010 final capital framework for strengthening international capital standards, known as Basel III, of the Basel Committee on Banking Supervision (the “Basel Committee”).

     Prior to January 1, 2015, the risk-based capital standards applicable to the Company and the Bank (the “general risk-based capital rules”) were based on the 1988 Capital Accord, known as Basel I, of the Basel Committee. In July 2013, the federal bank regulators approved final rules (the “Basel III Capital Rules”) implementing the Basel III framework as well as certain provisions of the Dodd-Frank Act. The Basel III Capital Rules substantially revised the risk-based capital requirements applicable to bank holding companies and their depository institution subsidiaries, including the Company and the Bank, as compared to the general risk-based capital rules. The Basel III Capital Rules became effective for the Company and the Bank on January 1, 2015 (subject to a phase-in period for certain provisions).

     The Basel III Capital Rules, among other things, (i) introduce a new capital measure called “Common Equity Tier 1” (“CET1”), (ii) specify that Tier 1 capital consists of CET1 and “Additional Tier 1 capital” instruments meeting certain revised requirements, (iii) define CET1 narrowly by requiring that most deductions/adjustments to regulatory capital measures be made to CET1 and not to the other components of capital, and (iv) expand the scope of the deductions/adjustments to capital as compared to existing regulations.

Under the Basel III Capital Rules, the minimum capital ratios effective as of January 1, 2015 are:

  4.5% CET1 to risk-weighted assets;
  6.0% Tier 1 capital (that is, CET1 plus Additional Tier 1 capital) to risk-weighted assets;
  8.0% Total capital (that is, Tier 1 capital plus Tier 2 capital) to risk-weighted assets; and
  4.0% Tier 1 capital to average consolidated assets as reported on consolidated financial statements (known as the “leverage ratio”).

     The Basel III Capital Rules also introduced a new “capital conservation buffer”, composed entirely of CET1, on top of these minimum risk-weighted asset ratios. The implementation of the capital conservation buffer began on January 1, 2016 at the 0.625% level and will increase by 0.625% on each subsequent January 1, until it reaches 2.5% on January 1, 2019. The Basel III Capital Rules also provide for a “countercyclical capital buffer” that is only applicable to certain covered institutions and does not have any current applicability to the Company or the Bank. Banking institutions with a ratio of CET1 to risk-weighted assets below the effective minimum (4.5% plus the capital conservation buffer and, if applicable, the countercyclical capital buffer) will face constraints on dividends, equity repurchases and compensation based on the amount of the shortfall.

     When fully phased in on January 1, 2019, the Basel III Capital Rules will require the Company and the Bank to maintain an additional capital conservation buffer of 2.5% of CET1, effectively resulting in minimum ratios of (i) CET1 to risk-weighted assets of at least 7%, (ii) Tier 1 capital to risk-weighted assets of at least 8.5%, (iii) a minimum ratio of Total capital to risk-weighted assets of at least 10.5%; and (iv) a minimum leverage ratio of 4%.

     The Basel III Capital Rules also provide for a number of deductions from and adjustments to CET1. These include, for example, the requirement that certain deferred tax assets and significant investments in non-consolidated financial entities be deducted from CET1 to the extent that any one such category exceeds 10% of CET1 or all such items, in the aggregate, exceed 15% of CET1. Implementation of the deductions and other adjustments to CET1 began on January 1, 2015 and will be phased-in over a 4-year period (beginning at 40% on January 1, 2015 and an additional 20% per year thereafter).

 In addition, under the general risk-based capital rules, the effects of accumulated other comprehensive income items included in capital were excluded for the purposes of determining regulatory capital ratios. Under the Basel III Capital Rules, the effects of certain accumulated other comprehensive income items are not excluded; however, non-advanced approaches banking organizations, including the Company and the Bank, are able to make a one-time permanent election to continue to exclude these items. Both the Company and the Bank have made this election in order to avoid significant variations in the level of capital depending upon the impact of interest rate fluctuations on the fair value of their available-for-sale securities portfolio.

     The Basel III Capital Rules prescribe a standardized approach for risk weightings that expanded the risk-weighting categories from the general risk-based capital rules to a much larger and more risk-sensitive number of categories, depending on the nature of the assets, generally ranging from 0% for U.S. government and agency securities, to 600% for certain equity exposures, and resulting in higher risk weights for a variety of asset categories.

     Management believes that, as of December 31, 2015, the Company and the Bank would meet all capital adequacy requirements under the Basel III Capital Rules on a fully phased-in basis as if such requirements had been in effect.

     Actual capital amounts and ratios are presented in the table below. Management believes, as of December 31, 2015, that the Company and the Bank met the guidelines to which they were subject.

			Minimum		Minimum to be
(Dollars in thousands)	Actual		capital requirement		well capitalized
As of December 31, 2015	Amount	Ratio	Amount	Ratio	Amount	Ratio
Common equity Tier 1 (to Risk
weighted assets) Consolidated	$109,960	13.3%	$37,256	4.5%	$-	-
Bank	106,918	12.9%	37,177	4.5%	53,699	6.5%
Total capital (to Risk weighted
Assets) Consolidated	118,594	14.3%	66,234	8.0%	-	-
Bank	115,552	14.0%	66,092	8.0%	82,615	10.0%
Tier 1 capital (to Risk weighted
assets) Consolidated	109,960	13.3%	49,675	6.0%	-	-
Bank	106,918	12.9%	49,569	6.0%	66,092	8.0%
Tier 1 capital (to average
assets) Consolidated	109,960	8.9%	49,599	4.0%	-	-
Bank	106,918	8.7%	49,420	4.0%	61,775	5.0%
As of December 31, 2014
Total Capital (to Risk weighted
assets) Consolidated	$115,532	14.8%	$62,628	8.0%	$-	-
Bank	112,554	14.4%	62,628	8.0%	78,285	10.0%
Tier 1 Capital (to Risk weighted
assets) Consolidated	107,598	13.7%	31,314	4.0%	-	-
Bank	104,620	13.4%	31,314	4.0%	46,971	6.0%
Tier 1 Capital (to average
assets) Consolidated	107,598	9.7%	44,513	4.0%	-	-
Bank	104,620	9.2%	45,707	4.0%	57,133	5.0%

     The Bank is subject to certain restrictions on the amount of dividends that it may declare without prior regulatory approval. At December 31, 2015, approximately $8,056 of retained earnings were available for dividend declaration without prior approval.